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                                     Growth
                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
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                                  Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                        Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
            Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares






                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                                ALEX. BROWN & SONS
                                  INCORPORATED




                             [FLAG INVESTORS LOGO]




                           [PHOTOGRAPH APPEARS HERE]






                                      FLAG
                                    INVESTORS
                                   REAL ESTATE
                                   SECURITIES
                                      FUND




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The total return for the Fund's Class A Shares was 6.9% for the first half of 1997 and 33.6% for the past 12 months.

o Hotel and regional mall companies were the best performing Real Estate Investment Trusts (REITs) in the first half of 1997, with total returns of 11.8% and 7.6%, respectively.

o With the huge run-up in prices in the broader equity market, REITs are now trading at a relatively low earnings multiple versus the Standard & Poor's 500 Index.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
January 3, 1995-June 30, 1997


$10,000 invested in the Real Estate Securities Fund Class A Shares at inception on January 3, 1995 was worth $16,764 on June 30, 1997.


                  [Graph appears here--see plot points below]


                                  1/95    10,000
                                  3/95    10,142
                                  6/95    10,638
                                  9/95    11,274
                                 12/95    11,819
                                  3/96    12,021
                                  6/96    12,551
                                  9/96    13,317
                                 12/96    15,684
                                  3/97    16,207
                                  6/97    16,764


* These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to submit to you the report of the Flag Investors Real Estate Securities Fund for the first six months of 1997.

     The Fund's Class A and Class B Shares commenced operations on January 3, 1995, with a net asset value (NAV) of $10.00 per share. On June 30, 1997, the NAV was $14.53 per Class A Share and $14.47 per Class B Share. For the first six months of 1997, monthly distributions totaled $0.30 for Class A Shares and $0.26 for Class B Shares.

     The Fund's total return performance for the first six months of 1997, the year ended June 30, 1997 and since inception are set forth below.

Total Return Performance*

  For the periods ended 6/30/97         Class A Shares     Class B Shares
--------------------------------------------------------------------------------
  Six Months                                  6.9%               6.5%
 ................................................................................
  One Year                                   33.6%              32.6%
 ................................................................................
  Since Inception** (1/3/95)                 23.1%              22.2%
 ................................................................................

Market Commentary

     After significantly outperforming the broader equity markets in 1996 with total returns of more than 35% as measured by the NAREIT Equity Index, real estate securities predictably had much more modest results in the first half of 1997. For the first six months of 1997, the NAREIT Equity Index returned 5.7% versus 20.6% for the S&P 500 Index.


----------
 * These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the additional performance information on page 6.
** Annualized.

--------------------------------------------------------------------------------

     Within the REIT universe, there were winners and losers in virtually every property sector, and the variance in performance among the companies was generally more noteworthy than among the sectors. In the aggregate, the companies in the hotel and regional mall sectors posted the best results for the first half with total returns of 11.8% and 7.6%, respectively. The companies in the apartment sector also performed well (up 6.2%), reversing a two-year trend of modest underperformance. The worst returns in the first half came from the companies in the factory outlets sector (down 4.2%) and the self-storage sector (down 1.2%).

     Operating results in the first half generally exceeded analysts' expectations. For 1997 as a whole, we are currently projecting earnings growth of just over 10% for the overall REIT universe and close to 15% for the companies currently held by the Fund. By property type, the best operating results continue to be generated by the companies in the hotel and office sectors. The better companies in these sectors are generating strong growth in earnings from acquisitions, as well as strong and/or improving growth in earnings from their existing properties.

     The movement of real estate ownership from the private market to the public market continues to be the most pervasive trend in the real estate industry. The level of debt and equity securitization has gathered pace in recent months, and 1997 could prove to be a record year of capital-raising activity for new and existing real estate companies. Most of the activity for the year to date has been in the form of secondary offerings for existing companies raising capital to finance new acquisitions. There have also been a handful of large, highprofile initial public offerings that have been favorably received by investors. As of the end of June, the market capitalization of the REIT sector had expanded to $94.5 billion versus $78.3 billion at the end of 1996. While capital-raising activity will ebb and flow with the passage of time, we expect continued dramatic growth in the public real estate market.

     Record levels of capital-raising activity have been a short-term deterrent to stock price gains. On the plus side, the companies that are raising capital are generally showing stronger growth as a result of attractive acquisition opportunities. Additionally, the companies are rapidly becoming much larger and more diverse in terms of their holdings. Over time this will translate into lower property risk and greater liquidity for shareholders.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Portfolio

     The Fund's portfolio composition as of June 30, 1997 is illustrated below.



                 [PIE CHART APPEARS HERE--SEE PERCENTAGES BELOW]


                 Factory Outlets............................  2%
                 Health Care................................  3%
                 Manufactured Housing.......................  4%
                 Self-Storage...............................  6%
                 Regional Malls.............................  8%
                 Retail/Neighborhood and
                   Community Centers........................  8%
                 Hotels..................................... 20%
                 Apartments................................. 22%
                 Office/Industrial.......................... 27%



     Compared with the year-end 1996 portfolio, there has been an increase in the weightings for the hotel and office/industrial sectors and a decrease in the weightings for the apartments, health care, factory outlets and retail/neighborhood and community centers sectors.

Outlook

     As we move into the second half of 1997 and begin to look ahead toward 1998, we continue to believe that the outlook for investing in real estate securities remains favorable. Real estate fundamentals have continued to improve for most property types and markets. This is particularly true for office properties and full-service hotels, where rents and occupancies have staged a dramatic rebound and further improvement is anticipated.

     Many markets across the U.S. have now reached a point of equilibrium, with new supply roughly equal to increased demand, rental rates rising as fast or faster than the general rate of inflation and values approaching replacement costs. Barring a significant economic downturn, we are cautiously optimistic that real estate fundamentals will remain in balance into the foreseeable future due to the enhanced linkage between capital flows and operating performance that now exists as a result of the growth in securitization.

--------------------------------------------------------------------------------

     We expect continued strong growth in earnings from the better companies in 1998, albeit at slightly reduced levels from the current year. Many of the high flyers of the past two years have reached the point where the accretive effect of acquisition activity should gradually diminish due to greater competition (higher prices) and the fact that they are now much larger. We think that a reasonable earnings growth target for the next three years is 7% to 9%. With current yields of 6% to 7%, we think that attractive total returns are still likely from current valuation levels.

     With the huge run-up in prices in the broader equity market in recent months, the relative valuation of REITs now appears attractive based on historical valuation norms. At the end of June, the forward funds from operations (FFO) earnings multiple for equity REITs was 65% of the S&P 500 Index's earnings multiple, well below the average of 87% over the past 12 years. Just as noteworthy, the current FFO earnings multiple for REITs, at 12.2 times, is modestly below the historical average multiple of 13.2 times, despite the current favorable operating environment and our expectation for continued above historical trend growth in earnings.

     We thank you for your participation in the Fund.

Very truly yours,


/s/ William K. Morrill, Jr.              /s/ Keith R. Pauley
-------------------------------          -------------------------------
William K. Morrill, Jr.                  Keith R. Pauley
President                                Executive Vice President

July 18, 1997

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares.


Average Annual Total Return

  For the periods ended 6/30/97      1 Year     5 Years       Since Inception*
--------------------------------------------------------------------------------
  Class A Shares                      27.55%       --              20.79%
 ................................................................................
  Class B Shares                      28.61%       --              20.97%
 ................................................................................

   *Inception dates: Class A and Class B 1/3/95.

  The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                            June 30, 1997
(Unaudited)

                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
-------------------------------------------------------------------------------------
COMMON STOCKS: 97.8%
Real Estate Investment Trusts: 91.9%
  Apartments: 21.6%
   45,300 Avalon Properties, Inc.             $28.63  $ 1,296,712   3.4%   $ 259,920
   32,900 Bay Apartment
            Communities, Inc.                  37.00    1,217,300   3.1      326,084
   21,900 Columbus Realty Trust                22.75      498,225   1.3       23,525
   23,400 Equity Residential
            Properties Trust                   47.50    1,111,500   2.9      332,307
   36,300 Evans Withycombe
            Residential, Inc.                  20.75      753,225   1.9        7,078
   29,500 Irvine Apartment
            Communities, Inc.                  29.38      866,563   2.2      207,772
   28,200 Oasis Residential, Inc.              23.50      662,700   1.7       29,218
   24,200 Post Properties, Inc.                40.56      981,613   2.5      160,194
   69,900 United Dominion Realty Trust         14.19      991,706   2.6      (21,176)
                                                      -----------  ----   ----------
                                                        8,379,544  21.6    1,324,922

  Factory Outlets: 2.2%
   22,100 Chelsea GCA Realty, Inc.             38.00      839,800   2.2      192,209
                                                      -----------  ----   ----------
  Health Care: 2.7%
   47,000 Nationwide Health Properties, Inc.   22.00    1,034,000   2.7       53,426
                                                      -----------  ----   ----------
  Hotels: 14.5%
   30,700 American General
            Hospitality Corp.                  24.75      759,825   2.0       11,946
   34,400 FelCor Suite Hotels, Inc.            37.25    1,281,400   3.3      216,071
   84,600 Patriot American Hospitality, Inc.   25.50    2,157,300   5.6      704,280
   32,900 Starwood Lodging Trust               42.69    1,404,418   3.6      484,391
                                                      -----------  ----   ----------
                                                        5,602,943  14.5    1,416,688
  Manufactured Housing: 4.1%
   33,900 Manufactured Home
            Communities, Inc.                  23.06      781,818   2.0      130,187
   23,500 Sun Communities, Inc.                33.56      788,719   2.1      127,805
                                                      -----------  ----   ----------
                                                        1,570,537   4.1      257,992

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 1997
(Unaudited)

                                                       Market    Percent  Unrealized
                                             Market     Value    of Net      Gain/
 Shares           Security                    Price   (Note 1)   Assets     (Loss)
-------------------------------------------------------------------------------------
COMMON STOCKS (continued)
Real Estate Investment Trusts (concluded)
  Office/Industrial: 26.2%
    5,400 Alexandria Real Estate
            Equities, Inc.                    $21.94  $   118,462   0.3%  $    8,393
   34,700 Beacon Properties Corporation        33.31    1,155,944   3.0       40,239
    6,300 Boston Properties, Inc.              27.25      171,675   0.5       14,175
   23,200 Cali Realty Corporation              34.00      788,800   2.0       76,121
   31,400 CarrAmerica Realty Corporation       28.75      902,750   2.3       14,771
   43,600 Duke Realty Investments, Inc.        40.50    1,765,800   4.6      259,824
   11,300 Great Lakes REIT, Inc.               16.44      185,743   0.5        9,058
   55,200 Highwoods Properties, Inc.           32.00    1,766,400   4.6      125,195
   24,400 Reckson Associates Realty Corp.      23.00      561,200   1.5        8,250
   49,500 Spieker Properties, Inc.             35.19    1,741,781   4.5      280,315
   30,300 Weeks Corporation                    31.25      946,875   2.4       97,885
                                                      -----------  ----   ----------
                                                       10,105,430  26.2      934,226

  Regional Malls: 7.2%
   30,500 Macerich Company                     27.75      846,375   2.2       50,341
   30,068 Simon DeBartolo Group, Inc.          32.00      962,176   2.5      150,021
   73,100 Taubman Centers, Inc.                13.25      968,575   2.5      173,539
                                                      -----------  ----   ----------
                                                        2,777,126   7.2      373,901

  Retail/Neighborhood and
    Community Centers: 8.2%
   23,100 Developers Diversified Realty
            Corporation                        40.00      924,000   2.4      194,353
   33,300 Federal Realty Investment Trust      27.00      899,100   2.3       87,043
   18,900 Vornado Realty Trust                 72.13    1,363,163   3.5      491,602
                                                      -----------  ----   ----------
                                                        3,186,263   8.2      772,998

  Self-Storage: 5.2%
   30,900 Public Storage, Inc.                 29.25      903,825   2.3      158,287
   15,600 Shurgard Storage Centers,
            Inc. - Class A                     28.00      436,800   1.1       21,845
   18,600 Storage USA, Inc.                    38.25      711,450   1.8       76,655
                                                      -----------  ----   ----------
                                                        2,052,075   5.2      256,787

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                                       Market    Percent  Unrealized
Shares/                                      Market     Value    of Net      Gain/
Par (000)         Security                    Price   (Note 1)   Assets     (Loss)
-------------------------------------------------------------------------------------
COMMON STOCKS (concluded)
Real Estate Operating Companies: 5.9%
  Hotels: 5.0%
    2,500 Bristol Hotel Company *       $38.50      $   96,250      0.2%  $    6,250
  105,000 Host Marriott Corp. *          17.81       1,870,313      4.8      187,191
                                                    ----------     ----   ----------
                                                     1,966,563      5.0      193,441
Regional Malls: 0.9%
   11,800 The Rouse Company              29.50         348,100      0.9       50,797
                                                    ----------     ----   ----------
Total Common Stocks
  (Cost $32,034,994)                                37,862,381     97.8
                                                    ----------     ----

 REPURCHASE AGREEMENT: 1.8%
     $690 Goldman Sachs & Co., 5.75%
            Dated 6/30/97, to be repurchased
            on 7/1/97, collateralized by U.S.
            Treasury Notes with a market value
            of $704,082.
            (Cost $690,000)                            690,000      1.8
                                                    ----------     ----
Total Investment in Securities
  (Cost $32,724,994)**                              38,552,381     99.6
Other Assets in Excess of Liabilities, Net             161,411      0.4
                                                    ----------     ----
Net Assets                                         $38,713,792    100.0%
                                                    ==========    =====

Net Asset Value and Redemption Price Per:
  Class A Share
    ($31,877,087 / 2,193,309 shares outstanding)        $14.53
                                                        ======
  Class B Share
    ($6,836,705 / 472,394 shares outstanding)           $14.47***
                                                        ======

Maximum Offering Price Per:
  Class A Share
    ($14.53 / .955)                                     $15.21
                                                        ======
  Class B Share                                         $14.47
                                                        ======

----------
   * Non-income producing security.
  ** Also aggregate cost for federal tax purposes.
 *** Redemption value is $13.89 following a 4% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                              For the Six
                                                             Months Ended
                                                               June 30,
--------------------------------------------------------------------------------
                                                                1997(1)
Investment Income (Note 1):
   Dividends                                                  $ 838,152
   Interest                                                      10,804
                                                              ---------
        Total income                                            848,956
                                                              ---------

Expenses:
   Investment advisory fee (Note 2)                             106,975
   Distribution fees (Note 2)                                    63,997
   Accounting fee (Note 2)                                       16,260
   Registration fees                                             15,220
   Legal                                                         14,876
   Organizational expense (Note 1)                               13,490
   Printing and postage                                          12,893
   Audit                                                         12,397
   Transfer agent fee (Note 2)                                    9,593
   Custodian fees                                                 7,805
   Miscellaneous                                                  2,835
   Directors' fees                                                  595
                                                              ---------
        Total expenses                                          276,936
   Less:Fees waived (Note 2)                                    (49,293)
                                                              ---------
        Net expenses                                            227,643
                                                              ---------
   Net investment income                                        621,313
                                                              ---------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                 875,988
   Change in unrealized appreciation or depreciation of
     investments                                                743,216
                                                              ---------
        Net gain on investments                               1,619,204
                                                              ---------

Net increase in net assets resulting from operations         $2,240,517
                                                              =========

----------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                          For the Six     For the
                                                         Months Ended    Year Ended
                                                           June 30,       Dec. 31,
------------------------------------------------------------------------------------
                                                            1997(1)          1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                  $  621,313   $   832,831
   Net realized gain from security transactions              875,988       489,391
   Change in unrealized appreciation or
     depreciation of investments                             743,216     4,266,134
                                                          ----------    ----------
   Net increase in net assets resulting from operations    2,240,517     5,588,356
                                                          ----------    ----------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                         (566,582)     (600,459)
     Class B Shares                                         (110,926)     (158,265)
   Short-term capital gains:
     Class A Shares                                               --      (100,111)
     Class B Shares                                               --       (26,298)
   Long-term capital gains:
     Class A Shares                                               --      (214,377)
     Class B Shares                                               --       (56,352)
   Return of capital:
     Class A Shares                                               --       (21,539)
     Class B Shares                                               --        (5,650)
                                                          ----------    ----------
   Total distributions                                      (677,508)   (1,183,051)
                                                          ----------    ----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                           13,361,425    10,892,733
   Value of shares issued in reinvestment of dividends       548,922       974,878
   Cost of shares repurchased                             (1,870,634)   (1,349,523)
                                                          ----------    ----------
   Increase in net assets derived from
     capital share transactions                           12,039,713    10,518,088
                                                          ----------    ----------
   Total increase in net assets                           13,602,722    14,923,393

Net Assets:
   Beginning of period                                    25,111,070    10,187,677
                                                          ----------    ----------
   End of period                                         $38,713,792   $25,111,070
                                                          ==========    ==========

----------
(1) Unaudited.

                       See Notes to Financial Statements.


                                                                              11



FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)


                                               For the Six      For the     For the Period
                                               Months Ended    Year Ended   Jan. 3, 1995(2)
                                                 June 30,       Dec. 31,    through Dec. 31,
-----------------------------------------------------------------------------------------
                                                  1997(1)        1996            1995
Per Share Operating Performance:
   Net asset value at beginning of period        $ 13.89       $ 11.20          $10.00
                                                 -------       -------          ------
Income from Investment Operations:
   Net investment income                            0.22          0.61            0.56
   Net realized and unrealized gain
     on investments                                 0.72          2.90            1.21
                                                 -------       -------          ------
   Total from Investment Operations                 0.94          3.51            1.77
                                                 -------       -------          ------
Less Distributions:
   Dividends from net investment income            (0.30)        (0.58)          (0.49)(3)
   Distributions from net realized
     short-term gains                              --            (0.07)          (0.05)
   Distributions from net realized
     long-term gains                               --            (0.15)          --
   Return of capital                               --            (0.02)          (0.03)(3)
                                                 -------       -------          ------
   Total distributions                             (0.30)        (0.82)          (0.57)
                                                 -------       -------          ------
   Net asset value at end of period              $ 14.53       $ 13.89          $11.20
                                                 =======       =======          ======
Total Return(4)                                     6.89%        32.70%          18.19%
Ratios to Average Daily Net Assets:
   Expenses(5)                                      1.25%(7)      1.25%           1.25%(7,8)
   Net investment income(6)                         3.92%(7)      5.29%           6.09%(7,8)
Supplemental Data:
   Net assets at end of period (000)             $31,844       $19,816          $7,171
   Portfolio turnover rate                            35%(7)        23%             28%
   Average commissions per share(9)             $ 0.0479      $ 0.0475           --

----------
(1)  Unaudited.
(2)  Commencement of operations.
(3) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(4)  Total return excludes the effect of sales charge.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 1.55% (annualized), 2.28% and 3.25% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(6) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 3.62% (annualized), 4.26% and 3.89% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(7)  Annualized.
(8) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.
(9) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                               For the Six     For the    For the Period
                                              Months Ended   Year Ended   Jan. 3, 1995(2)
                                                June 30,      Dec. 31,    through Dec. 31,
------------------------------------------------------------------------------------------
                                                 1997(1)        1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period         $13.84       $11.18        $10.00
                                                  ------       ------        ------
Income from Investment Operations:
   Net investment income                            0.13         0.52          0.50
   Net realized and unrealized gain
     on investments                                 0.76         2.89          1.20
                                                  ------       ------        ------
   Total from Investment Operations                 0.89         3.41          1.70
                                                  ------       ------        ------
Less Distributions:
   Dividends from net investment income            (0.26)       (0.51)        (0.42)(3)
   Distributions from net realized
     short-term gains                              --           (0.07)        (0.05)
   Distributions from net realized
     long-term gains                               --           (0.15)        --
   Return of capital                               --           (0.02)        (0.05)(3)
                                                  ------       ------        ------
   Total distributions                             (0.26)       (0.75)        (0.52)
                                                  ------       ------        ------
   Net asset value at end of period               $14.47       $13.84        $11.18
                                                  ======       ======        ======
Total Return(4)                                     6.53%       31.67%        17.40%
Ratios to Average Daily Net Assets:
   Expenses(5)                                      2.00%(7)     2.00%         2.00%(7,8)
   Net investment income(6)                         3.11%(7)     4.46%         5.39%(7,8)
Supplemental Data:
   Net assets at end of period (000)              $6,837       $5,295        $3,016
   Portfolio turnover rate                           35%(7)        23%           28%
   Average commissions per share(9)            $ 0.0479      $ 0.0475         --

----------
(1)  Unaudited.
(2)  Commencement of operations.
(3) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.
(4)  Total return excludes the effect of sales charge.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 2.29% (annualized), 3.03% and 4.05% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(6) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been 2.82% (annualized), 3.43% and 3.09% (annualized) for the six months ended June 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995, respectively.
(7)  Annualized.
(8) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.
(9) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period. Notes to Financial Statements

                       See Notes to Financial Statements.

                                                                              13


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--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified, open-end Investment Management Company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of two share classes: Class A Shares and Class B Shares, which both commenced January 3, 1995.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest,

14

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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

          is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Tax -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

          The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced operations.

          Real Estate Investment Trusts ("REITs") provide a portion of the dividend income that the Fund records. For income tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

                                                                              15

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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million.

     As compensation for its subadvisory services, ICC pays ABKB/LaSalle a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

     ICC has agreed to waive its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. For the six months ended June 30, 1997, ICC waived fees of $49,293.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $16,260 for accounting services for the six months ended June 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $9,593 for transfer agent services for the six months ended June 30, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the six months ended June 30, 1997, distribution fees aggregated $63,997, of which $33,923 was attributable to the Class A Shares and $30,074 was attributable to the Class B Shares.

16

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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1997 through June 30, 1997 was $269, and the accrued liability was $981.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                       Class A Shares
                                               -------------------------------
                                                For the Six        For the
                                                Months Ended      Year Ended
                                               June 30, 1997*    Dec. 31, 1996
                                               --------------    -------------

Shares sold                                        824,321          807,325
Shares issued to shareholders on
   reinvestment of dividends                        33,326           63,818
Shares redeemed                                    (91,470)         (84,104)
                                               -----------       ----------
Net increase in shares outstanding                 766,177          787,039
                                               ===========       ==========

Proceeds from sale of shares                   $11,600,338       $9,428,874
Value of reinvested dividends                      463,243          787,477
Cost of shares redeemed                         (1,275,948)      (1,047,300)
                                               -----------       ----------
Net increase from capital share transactions   $10,787,633       $9,169,051
                                               ===========       ==========

                                                      Class B Shares
                                               -------------------------------
                                                For the Six         For the
                                               Months Ended       Year Ended
                                               June 30, 1997*    Dec. 31, 1996
                                               --------------    -------------

Shares sold                                        126,428          124,181
Shares issued to shareholders on
   reinvestment of dividends                         6,187           15,254
Shares redeemed                                    (42,915)         (26,509)
                                               -----------       ----------
Net increase in shares outstanding                  89,700          112,926
                                               ===========       ==========

Proceeds from sale of shares                    $1,761,087       $1,463,859
Value of reinvested dividends                       85,679          187,401
Cost of shares redeemed                           (594,686)        (302,223)
                                               -----------       ----------
Net increase from capital share transactions    $1,252,080       $1,349,037
                                               ===========       ==========

----------
*Unaudited.

                                                                              17


FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $17,173,055 and sales of investment securities aggregated $5,597,180 for the six months ended June 30, 1997.

     On June 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $5,848,563, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $21,176.


NOTE 5--Net Assets

     On June 30, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $26,480,745
   Class B Shares                                                   5,310,383
Undistributed net investment income                                   219,289
Accumulated net realized gain from security transactions              875,988
Unrealized appreciation of investments                              5,827,387
                                                                  -----------
                                                                  $38,713,792
                                                                  ===========

NOTE 6--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Directors and Officers

                                RICHARD T. HALE
                                    Chairman


             CHARLES W. COLE, JR.               CARL W. VOGT, ESQ.
                   Director                          Director

               JAMES J. CUNNANE               WILLIAM K. MORRILL, JR.
                   Director                          President

           ROBERT S. KILLEBREW, JR.               KEITH R. PAULEY
                   Director                  Executive Vice President

                JOHN F. KROEGER                   GARY V. FEARNOW
                   Director                       Vice President

                 LOUIS E. LEVY                  EDWARD J. VEILLEUX
                   Director                       Vice President

              EUGENE J. MCDONALD                  SCOTT J. LIOTTA
                   Director                Vice President and Secretary

               REBECCA W. RIMEL                  JOSEPH A. FINELLI
                   Director                          Treasurer

               TRUMAN T. SEMANS                 LAURIE D. COLLIDGE
                   Director                     Assistant Secretary







Investment Objective

A mutual fund designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

                                                                              19

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

--------------------------------------------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------